UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

LANTHEUS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36569	35-2318913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Burlington Road, South Building

Bedford, Massachusetts 01730

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	LNTH	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement.

On December 19, 2024, Lantheus Holdings, Inc.’s (the “Company”) wholly-owned subsidiary, Lantheus Medical Imaging, Inc. (“LMI”), and certain of its subsidiaries entered into a First Amendment to Credit Agreement (the “Amendment”), with Citizens Bank, N.A., as administrative agent and collateral agent (the “Agent”), and the lenders party thereto, which amends the Credit Agreement dated as of December 2, 2022, by and among the Company, LMI, the Agent and the lenders from time to time party thereto (the “Lenders”) (as amended by the Amendment, the “Credit Agreement”). The Amendment resulted in several changes to the Credit Agreement terms, including, among other things, extending the maturity date from December 2, 2027 to December 19, 2029, increasing the existing revolving line of credit from $350,000,000 to an aggregate principal amount of $750,000,000 (the “Revolving Commitment” and, the revolving loans that may be drawn down thereunder, the “Revolving Loans”), as well as increasing the additional amount that LMI may request to add to the Revolving Commitment by $350,000,000. The Amendment also, among other things, (i) reduces the ranges of margins based on LMI’s Total Net Leverage Ratio (as defined in the Credit Agreement) used to calculate interest for the Revolving Loans and (ii) reduces the maximum unused commitment fee from 0.35% per annum to 0.30% per annum.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	First Amendment to Credit Agreement, dated December 19, 2024, among Lantheus Medical Imaging, Inc., Lantheus Holdings, Inc., the lenders and other parties party thereto and Citizens Bank, N.A., as administrative and collateral agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS HOLDINGS, INC.

By:	/s/ Daniel Niedzwiecki
Name:	Daniel Niedzwiecki
Title:	Chief Administrative Officer and General Counsel

Date: December 23, 2024